UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2015

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Olathe Blvd., Kansas City, KS 66103	66103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code: (913) 353-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2015, Jay Lichter, Ph.D. provided Aratana Therapeutics, Inc. (the “Company”) with notice of his resignation from the Board of Directors of the Company (the “Board”) and all committees of the Board on which he served, effective immediately. On August 10, 2015, the Company announced that the Board appointed Director Wendy L. Yarno as Chairman of the Board following the resignation of Dr. Lichter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: August 10, 2015	By:	/s/ Steven St. Peter

Steven St. Peter, M.D.
President and Chief Executive Officer